Exhibit 99.5

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-38030) pertaining to the 1998 Stock Plan and 1999 Employee Stock Purchase Plan of NetRatings, Inc., of our report dated February 13, 2002 (except Note 9, as to which the date is May 7, 2002), with respect to the financial statements of ACNielsen eRatings.com for the year ended December 31, 2001 included in this Current Report on Form 8-K of NetRatings, Inc.

/S/    ERNST & YOUNG LLP

New York, New York
July 11, 2002